FNCB Bancorp, Inc.

Investor Presentation

October 2018

FORWARD-LOOKING STATEMENT DISCLAIMER

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond our control. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary, corporate tax and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business including for deposit and loan growth; the composition and concentrations of FNCB's lending risk and the adequacy of our reserves to manage those risks; the valuation of FNCB's investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the ability of FNCB to identify future acquisition targets, complete acquisitions and integrate new teams into FNCB's operations; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB stock and fluctuations in the value of FNCB's share price; the effectiveness of FNCB's system of internal controls; the ability of FNCB to attract additional capital investment; impact of changes in financial services' laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this presentation, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report filed on Form 10-K for the year ended December 31, 2017 and other documents that FNCB periodically files with the SEC.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles ("GAAP"). The financial highlights provide reconciliations between GAAP operating revenue and pretax, preprovision net revenue. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community.

These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that difference companies might calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. Theses disclosures should not be considered an alternative to GAAP.

Full-Service Community Banking in Northeastern Pennsylvania

FNCB Financial Overview

FNCB Bancorp, Inc. is the holding company for FNCB Bank. Locally-based for over 100 years, FNCB Bank provides personal, small business and commercial banking services and wealth management to individuals and businesses throughout northeastern Pennsylvania and the Lehigh Valley

- **Ticker:** FNCB (NASDAQ)
- **Headquarters:** Dunmore, PA
- **Market Cap.:** $155.6 million
- **Assets:** $1.3 billion
- **Loans:** $864 million
- **Deposits:** $1.1 billion
- **Employees:** 244



Branch Offices (16)
Limited Purpose Office (1)
Binghamton
Vestal
Walton
Catskill Park
Saugerties
Great Barrington
Kingston
Sayre
Montrose
Fremont Center
Marbletown
Liberty
Hyde Park
Towanda
Monticello
Poughkeepsie
Tunkhannock
Scott
Watertown
Newburgh
Middletown
Carmel
Naugatuck
Laporte
Port Jervis
Goshen
Danbury
Bridgeport
New City
Norwalk
Newton
Bloomsburg
White Plains
Stamford
Stroudsburg
Paterson
Huntington
Mount Bethel
Bronx
Hackensack
Morristown
Brentwood
Newark
New York
New Castle
Bushkill Center
Easton
Hempstead
Levittown
Jersey City
Plainfield
Allentown
Bethlehem
Schuylkill Haven
Somerville
New Brunswick
Maxatawny
Sayreville
Quakertown
East Brunswick
Lebanon
Reading
Ewing
Pottstown
Trenton
Long Branch
Warminster
Ephrata
Middletown
Norristown
Lakewood
Levittown
Phoenixville
Lancaster
York
Drexel Hill
Philadelphia
Toms River
Red Lion
New Providence
Chester
Camden
Wilmington
Glassboro
Newark
Westminster
Bel Air
Elkton
Salem

Investment Highlight Overview

FNCB Bancorp, Inc.

- Consistent core net interest income growth
- Outstanding core deposit franchise
- Robust recent organic loan growth has enhanced revenue in 2018
- Infrastructure and systems investment have created meaningful operating leverage potential
- Consistent improvement in efficiency ratio
- Well-diversified balance sheet and credit discipline
- Recent NASDAQ listing and possible future inclusion in Russell 2000 index
- Target rich environment for M&A and lift-out growth opportunities

Recent Financial Performance

($MMs, except per share values)	Q3 2018	Q3 2017	% Change
Assets	$1,251.1	$1,157.1	8.1%
Loans	$864.3	$759.5	13.8%
Deposits	$1,095.1	$983.2	11.4%
Earnings Per Share	$0.11	$0.14	-21.4%
PTPP ROAA[(1)]	1.13%	1.22%	-7.4%
Net Interest Margin	3.21%	3.27%	-1.8%
Efficiency Ratio	67.11%	65.09%	3.1%

Source: S&P Market Intelligence and company data

(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details

Consistent Net Interest Income Growth



$9,600
$9,400
$9,200
$9,000
$8,800
$8,600
$8,400
$8,200
$8,000
Net Interest Income ($000s)
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3
FTE Net Interest Income

Source: S&P Market Intelligence, Company Data

PTPP Net Revenue and PTPP ROAA Trending Upward



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Pre-Tax Pre-Provision Net Revenue ($000s)
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Pre-Tax Pre-Provision ROAA (%)
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018(1)
Pre-Tax Pre-Provision Net Revenue
Pre-Tax Pre-Provision ROAA

Source: S&P Market Intelligence, Company Data

Note: Pre-Tax, Pre-Provision Net Revenue and Pre-Tax, Pre-Provision ROAA are Non-GAAP measures; refer to Appendix for GAAP to Non-GAAP Reconciliation details

(1) YTD 2018 metrics are annualized

FNCB Financial Highlights *(1 of 2)*

Loan & Deposit Balances


$1,200.0
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
($s in Millions)
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
Total Net Loans
Total Deposits

Loan / Deposit Ratio


100%
95%
90%
85%
80%
75%
70%
65%
60%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
Loans / Deposits

Capitalization


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
TBV / share
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Leverage Ratio
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
TBV / Share
Leverage Ratio

Asset Quality


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
NPLs/Loans (%)
NPAs Exc. TDR / Assets
NPAs / Assets

Source: S&P Market Intelligence and Company Management

Note: Financial data as of September 30, 2018, which is unaudited; YTD financial data for the nine months ended September 30, 2018

FNCB Financial Highlights *(2 of 2)*

Pre-Tax, Pre-Provision ROAA[(1)]



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
PTPP ROAA

Net Interest Margin (FTE)



3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2.95%
2.90%
2.85%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
Net Interest Margin (FTE)

Efficiency Ratio



100%
95%
90%
85%
80%
75%
70%
65%
60%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
Efficiency Ratio

Yields and Costs



Yield on Int.-Earning Assets
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
Cost of Funds
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
YTD 2018
Yield on Int.-Earning Assets
Cost of Funds

Source: S&P Market Intelligence and Company Management

Note: Financial data as of September 30, 2018, which is unaudited; YTD financial data for the nine months ended September 30, 2018

(1) Pre-Tax, Pre-Provision ROAA is a Non-GAAP measure; refer to Appendix for GAAP to Non-GAAP Reconciliation details

FNCB Indexed Stock Performance vs. PA Banks $900M to $2B

Indexed Stock Performance 1/1/2016 – 10/17/2018



120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
Price Change
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
71%
30%
FNCB
PA $900M - $2B

Near-term catalyst: possible Russell 2000 index inclusion in 2019

Source: S&P Market Intelligence

Note: Data is calculated using median indexed stock performance for banks headquartered in Pennsylvania with total assets between $900 million and $2 billion

FNCB Stock Price


Stock Price 1/1/2016 – 10/17/2018
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
240,000
200,000
160,000
120,000
80,000
40,000
0
$9.25
52-Week High: $12.00
52-Week Low: $6.54
Dividend Yield: 1.74%
Avg. Daily Vol. (1 Year): 8,206
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Volume
FNCB

Source: S&P Market Intelligence

Note: FNCB's NASDAQ listing effective on March 5, 2018

Institutional Ownership Comparison

Ticker	Company Name	Mkt. Cap. ($MMs)	1-Year Avg. Vol.	Inst. Ownership (%)
ESSA	ESSA Bancorp, Inc.	169.4	13,302	**42.7**
CVLY	Codorus Valley Bancorp, Inc.	269.3	10,631	**46.4**
ORRF	Orrstown Financial Services, Inc.	197.5	13,988	**43.0**
ACNB	ACNB Corporation	270.0	8,026	**21.3**
PWOD	Penns Woods Bancorp, Inc.	197.5	6,252	**25.6**
MPB	Mid Penn Bancorp, Inc.	223.1	8,158	**8.3**
CZFS	Citizens Financial Services, Inc.	218.4	508	**2.3**
CZNC	Citizens & Northern Corporation	326.5	15,171	**29.7**
CBFV	CB Financial Services, Inc.	153.2	7,988	**27.1**
SOME	Somerset Trust Holding Company	105.7	489	**1.9**
QNBC	QNB Corp.	159.7	1,224	**5.5**
FRAF	Franklin Financial Services Corp.	151.1	2,365	**11.6**
RIVE	Riverview Financial Corporation	125.1	3,705	**3.8**
ASRV	AmeriServ Financial, Inc.	82.6	21,967	**39.4**
NWFL	Norwood Financial Corp.	222.1	7,873	**18.6**
DNBF	DNB Financial Corporation	157.0	7,465	**35.2**
EMYB	Embassy Bancorp, Inc.	132.5	3,029	**4.6**
ENBP	ENB Financial Corp	103.2	717	**0.0**
MLVF	Malvern Bancorp, Inc.	155.7	8,778	**22.3**
FKYS	First Keystone Corporation	147.3	516	**-**
PBIP	Prudential Bancorp, Inc.	159.6	11,982	**33.1**
STND	Standard AVB Financial Corp.	138.3	3,280	**12.3**
	Median	**158.3**	**7,669**	**20.0**
FNCB	**FNCB Bancorp, Inc.**	**155.6**	**8,206**	**4.5**

Low institutional ownership creates opportunity for FNCB to tell its story to new investors.

Source: S&P Market Intelligence; peer financial data from most recent quarter reported as of October 17, 2018
Note: Consists of banks headquartered in Pennsylvania with total assets between $900 million and $2 billion.

Diversified Loan Composition

Loan Composition

Loan Composition	2017 Q3 Balance	2017 Q3 % of Total	2018 Q3 Balance	2018 Q3 % of Total
Construction	$26,805	3.5%	$19,085	2.2%
1-4 Family	174,873	23.0%	187,507	21.7%
Owner-Occ. CRE	124,922	16.4%	131,428	15.2%
Other CRE	120,890	15.9%	114,722	13.3%
Multifamily	6,907	0.9%	21,768	2.5%
C&I	143,381	18.9%	159,892	18.5%
Consumer	119,230	15.7%	168,727	19.5%
Other	42,627	5.6%	62,125	7.2%
Total Loans	$759,635	100.0%	$865,254	100.0%
C&D / (Tier 1 +ALLL)		*25%*		*18%*
CRE Ratio		*146%*		*146%*
CRE Ratio (with Owner-Occ. CRE)		*265%*		*269%*



C&I
18%
Consumer
20%
Multifamily
3%
Other
7%
Other CRE
13%
Construction
2%
1-4 Family
22%
Owner-Occ. CRE
15%

Loan Composition & Yield Since 2014

Loan Composition	2014 Balance	2014 % of Total	2015 Balance	2015 % of Total	2016 Balance	2016 % of Total	2017 Balance	2017 % of Total	2018 Q3 Balance	2018 Q3 % of Total
Construction	$18,835	2.8%	$30,844	4.2%	$18,357	2.5%	$20,981	2.7%	$19,085	2.2%
1-4 Family	152,967	22.8%	158,027	21.5%	168,092	22.9%	180,202	23.4%	187,507	21.7%
Owner-Occ. CRE	121,060	18.0%	129,708	17.7%	125,517	17.1%	128,179	16.6%	131,428	15.2%
Other CRE	107,138	16.0%	108,428	14.8%	109,060	14.8%	115,651	15.0%	114,722	13.3%
Multifamily	4,746	0.7%	6,313	0.9%	8,555	1.2%	16,807	2.2%	21,768	2.5%
C&I	132,057	19.7%	149,869	20.4%	153,751	20.9%	148,901	19.3%	159,892	18.5%
Consumer	93,228	13.9%	104,530	14.2%	107,283	14.6%	116,506	15.1%	168,727	19.5%
Other	40,838	6.1%	46,680	6.4%	44,260	6.0%	44,511	5.8%	62,125	7.2%
Total Loans	**$670,869**	**100.0%**	**$734,399**	**100.0%**	**$734,875**	**100.0%**	**$771,738**	**100.0%**	**$865,254**	**100.0%**
Yield on 1-4 Family Loans		*4.07%*		*4.01%*		*3.83%*		*3.95%*		*4.27%*
Yield on Other RE Loans		*4.50%*		*4.39%*		*4.45%*		*4.59%*		*4.93%*
Yield on C&I Loans		*3.89%*		*3.82%*		*4.14%*		*4.48%*		*5.14%*
Yield on Consumer Loans		*3.01%*		*2.50%*		*2.31%*		*2.58%*		*3.35%*
Yield on Total Loans		***4.00%***		***3.83%***		***3.86%***		***4.05%***		***4.42%***

Source: S&P Market Intelligence
Note: Q3 2018 yields are for the third quarter of 2018 and not year-to-date

Attractive Deposit Composition

Deposit Composition

Deposit Composition	Balance	% of Total	Avg. Life
Non-Interest Bearing DDA	$166,967	15.2%	**6.2 years**
Interest-Bearing DDA	540,207	49.3%	**6.7 years**
Savings	95,590	8.7%	**6.0 years**
Time Deposits	292,357	26.7%	**NA**
Total Deposits	**$1,095,121**	**100.0%**	**6.7 years**
Cost of Time Deposits		*1.29%*	
Cost of Total IB-Deposits		*0.75%*	
Cost of Funds		***0.84%***	



Non-Interest Bearing DDA 15%
Interest-Bearing DDA 49%
Time Deposits 27%
Savings 9%

Deposit Composition Since 2014

	2014		2015		2016		2017		2018 Q3	
Deposit Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Non-Interest Bearing DDA	$124,064	15.6%	$154,531	18.8%	$173,702	17.1%	$176,325	17.6%	$166,967	15.2%
Interest-Bearing DDA	345,679	43.5%	364,303	44.3%	551,114	54.3%	532,351	53.1%	540,207	49.3%
Savings	89,489	11.3%	92,890	11.3%	103,241	10.2%	101,433	10.1%	95,590	8.7%
Time Deposits	236,104	29.7%	209,822	25.5%	187,082	18.4%	192,339	19.2%	292,357	26.7%
Total Deposits	**$795,336**	**100.0%**	**$821,546**	**100.0%**	**$1,015,139**	**100.0%**	**$1,002,448**	**100.0%**	**$1,095,121**	**100.0%**
Cost of Time Deposits		*0.99%*		*0.85%*		*0.80%*		*0.80%*		*1.29%*
Cost of Total IB-Deposits		*0.47%*		*0.39%*		*0.37%*		*0.44%*		*0.75%*
Cost of Funds		***0.68%***		***0.52%***		***0.42%***		***0.47%***		***0.84%***

Source: S&P Market Intelligence and Company data

Note: Q3 2018 yields are for the third quarter of 2018 and not year-to-date

Branch Detail

Street Address	City	2018 Deposits ($000)	2017 Deposits ($000)	2016 Deposits ($000)	2015 Deposits ($000)	2014 Deposits ($000)	2013 Deposits ($000)	2013-2018 Deposit Growth (%)
1 N Main St	Wilkes-Barre	113,248	95,309	113,546	149,079	50,788	46,971	141.1%
1001 Main St	Honesdale	63,401	57,300	44,890	47,209	48,267	51,299	23.6%
102 E Drinker St	Dunmore	232,414	227,201	208,816	223,504	237,910	297,702	-21.9%
1150 Rt 315 (1)	Wilkes-Barre	41,634	NA	NA	NA	NA	NA	NA
1219 Wheeler Ave	Dunmore	14,648	12,901	10,318	9,639	10,049	10,055	45.7%
1625 Wyoming Ave	Exeter	37,725	35,824	31,465	29,564	31,509	29,284	28.8%
1700 N Township Blvd	Pittston	51,401	42,360	35,271	32,443	33,055	30,730	67.3%
1743 N Keyser Ave	Scranton	11,834	11,914	10,898	9,902	9,692	8,466	39.8%
1919 Memorial Hwy	Shavertown	30,778	23,522	10,849	9,643	11,426	11,395	170.1%
194 S Market St	Nanticoke	27,247	25,442	24,126	48,167	44,699	44,322	-38.5%
269 E Grove St	Clarks Green	52,702	51,161	41,841	32,210	28,709	29,484	78.7%
27 N River St (2)	Plains	NA	14,162	12,055	9,059	8,121	8,612	NA
3 Old Boston Rd (2)	Pittston	NA	30,421	23,167	23,856	20,753	19,628	NA
340 W Broad St	Hazleton	45,094	30,382	26,294	31,802	24,987	22,077	104.3%
3500 Winchester Road Ste. 101 (3)	Allentown	NA	NA	NA	NA	NA	NA	NA
419-421 Spruce St	Scranton	97,474	140,890	113,336	106,024	102,624	94,898	2.7%
734 Sans Souci Pkwy (2)	Hanover Township	NA	12,478	17,234	13,687	13,363	11,874	NA
754 Wyoming Ave	Kingston	33,526	24,350	19,010	18,787	22,731	22,890	46.5%
921 Drinker Tpke	Covington Township	28,434	26,677	24,327	20,220	19,170	18,691	52.1%
934 Main St	Dickson City	73,846	70,843	59,338	42,741	42,857	45,207	63.4%

Source: S&P Market Intelligence; deposits as of June 30, 2018
(1) New facility which commenced operations in May 2018
(2) Branches ceased operations in May 2018 and were consolidated into the new facility at 1150 Rt. 315 in Wilkes-Barre
(3) Limited Purpose Office

Significant Scranton MSA Presence

Scranton, PA MSA – Deposit Market Share					
2018 Rank	2017 Rank	Institution (State Headquartered)	2018 Number of Branches	2018 Total Deposits In Market ($000)	2018 Total Market Share (%)
1	1	PNC Financial Services Group (PA)	24	$3,506,333	27.56%
2	5	Wells Fargo & Co. (CA)	13	1,052,987	8.28%
3	2	M&T Bank Corp. (NY)	12	1,041,980	8.19%
4	3	Community Bank System Inc. (NY)	25	1,004,874	7.90%
5	4	Peoples Financial Services (PA)	15	991,499	7.79%
6	6	FNCB Bancorp Inc. (PA)	16	892,005	7.01%
7	7	Fidelity D & D Bancorp Inc. (PA)	12	779,176	6.12%
8	8	Citizens Financial Group Inc. (RI)	9	587,873	4.62%
9	9	NBT Bancorp Inc. (NY)	16	513,995	4.04%
10	10	F.N.B. Corp. (PA)	11	481,284	3.78%
11	11	BB&T Corp. (NC)	7	414,389	3.26%
12	12	Penns Woods Bancorp Inc. (PA)	9	339,398	2.67%
13	13	Landmark Bancorp Inc. (PA)	5	291,836	2.29%
14	15	First Keystone Corp. (PA)	8	241,656	1.90%
15	14	Citizens Savings Bank (PA)	6	226,261	1.78%
Total for Institutions in Scranton, PA			207	$12,723,461	

Source: S&P Market Intelligence; deposit market share as of June 30, 2018

Scranton—Wilkes-Barre—Hazelton MSA Overview

Highlights

- Total population: 555,225
- Labor force: 256,710
- Top industries: healthcare / social services, retail, manufacturing, education
- Median household income: $47,422

Largest Employers

Scranton, Kiewit, Walmart, amazon, Bank of America, Allied Services Integrated Health System, Geisinger, Lockheed Martin, TMG Health, P&G, Mohegan Sun Pocono, Keystone Community Resources, Lowe's, Exel

Influx of Businesses and Residents

- Close proximity to major metropolitan areas, pro-business atmosphere, and high quality of life are all drivers of businesses and people moving to the region
- Strategically located on the I-80/I-81 corridor, where businesses are within 500 miles of 96 million American and Canadian consumers
- New and innovative economic incentives for businesses looking to relocate or expand operations
- New business parks and high-tech incubators are being developed throughout the region
- Opportunities for residents to enjoy the arts, culture, outdoors, and a variety of other attractions
- Strong education systems, including world class research and medical colleges

Source: Scranton Chamber of Commerce, Data USA, Pennsylvania Government

We Adhere to a Multi-Faceted Growth Strategy

Organic

- Focus on our core competency of small / mid-size commercial and industry lending
- Continue our efforts to vigilantly manage overhead without compromising our customer experience

De Novo

- Continue to identify new markets whose demographics align with our existing product suite
- Seek adept local management with market expertise to deliver our products and customer experience

M&A / Capital

- We intend to become more active in evaluating M&A opportunities to expand in existing markets, enter new markets, or on-board new talent
- Actively manage our capital levels and cost of capital as market conditions evolve

Further Growth Opportunities Through M&A

Pennsylvania Banks Between $100 Million and $500 Million


Bradford
Shinglehouse
Elkland
Sayre
Edinboro
Corry
Warren
Lafayette
Smethport
Coudersport
Clymer
Wellsboro
Towanda
Montrose
Fremont Center
Meadville
Titusville
Sheffield
Allegheny National Forest
Kane
Canton
Tunkhannock
Scott
Carbondale
West Vernon
Greenville
Franklin
Tionesta
Ridgway
St Marys
Laporte
Port Jervis
Hermitage
Clarion
Brockway
Renovo
Williamsport
Nanticoke
Youngstown
Limestone
Reynoldsville
Du Bois
Lock Haven
Milton
Bloomsburg
New Castle
Clearfield
Bellefonte
Sunbury
Hazleton
Mount Bethel
Stroudsburg
Union Valley
Butler
Kittanning
Punxsutawney
Philipsburg
State College
Shamokin
New Castle
Bushkill Center
Easton
Beaver Falls
Indiana
Barnesboro
Tyrone
Lewistown
Schuylkill Haven
Allentown
Bethlehem
East Liverpool
McCandless
White
Altoona
Huntingdon
New Bloomfield
Maxatawny
Quakertown
Weirton
Pittsburgh
Johnstown
Hollidaysburg
Mount Union
Lebanon
Reading
Bethel Park
Cecil
Harrisburg
Pottstown
Warminster
Ewing
Washington
Mount Pleasant
Windber
Carlisle
Middletown
Ephrata
Phoenixville
Levittown
Connellsville
Somerset
Bedford
Shippensburg
Lancaster
Drexel Hill
Philadelphia
Cumberland Village
Uniontown
Chambersburg
York
Camden
Meyersdale
McConnellsburg
Quincy
Gettysburg
Red Lion
New Providence
Chester
Wilmington
Glassboro
Morgantown
Frostburg
Cumberland
Berkeley Springs
Hagerstown
Newark

Note: Stars represent headquarters of Pennsylvania banks with assets between $100 million and $500 million.

FNCB's Investment in Infrastructure and Relationships

How Are We Investing in Infrastructure?

Since 2017 we have…

Preparing ourselves for the future

- Expanded our lending teams and established LPO
- Invested in technology and online banking
- Began branch network optimization program
- Acquired our corporate center
- Opened a state-of-the-art branch facility

Source: S&P Market Intelligence

Pathway for Continued ROA Improvement

- FNCB has a number of potential levers to drive continued profitability improvement and increase ROA from 0.59% in Q3 2018 towards a strategic objective of reaching and exceeding 1.00% over time
  - High quality net interest income growth through:
    - Core deposit growth
    - Disciplined asset growth with respect to credit and pricing
  - Increase non-interest income by enhancing existing and introducing new revenue streams
  - Further non-interest expense reduction
  - Rationalization of capital allocation
  - Continuous evaluation of asset classes to optimize risk-reward balance

Leadership Team – Key Executive Officers

	Title	Age	Biography
Gerard A. Champi	President & CEO	57	Mr. Gerard A. Champi ("Jerry") serves as President and Chief Executive Officer of FNCB Bancorp, Inc. (the "Company") and FNCB Bank (the "Bank"). Mr. Champi was elected to the Board of Directors of the Company and the Bank on July 1, 2016. Mr. Champi joined the Bank in 1991 and has over 30 years banking experience. Mr. Champi was Chief Operating Officer of the Bank from March 2011 to June 2016. Mr. Champi also served as Interim President and Chief Executive Officer of the Company and the Bank and as a director of the Bank from March 2010 until February 2011. Mr. Champi is a 1982 graduate of Pennsylvania State University where he received a Bachelor of Science Degree in Accounting. Mr. Champi received his MBA from Wilkes University in 1989. Mr. Champi serves as President of the Northeastern Pennsylvania Council Boy Scouts of America; Lackawanna Blind Association board member; Saint Joseph's Center board member; Past President of the Greater Pittston Chamber of Commerce Board of Directors; Past President of the Luzerne County Community College Foundation Board of Directors. Mr. Champi is a Penn State Worthington Scranton Campus Advisory Board Member and a lifetime member of Pennsylvania State University Alumni Association.
James M. Bone Jr., CPA	Chief Financial Officer	56	James M. Bone, Jr., CPA, is Executive Vice President and Chief Financial Officer ("CFO") of the Company and the Bank. Prior to his appointment as CFO, he served as Chief Information Officer of the Bank since May 2010. Mr. Bone has been an employee of the Bank since 1986 serving in various senior management positions. Prior to joining the Company, Mr. Bone has served as an accountant with J.H. Williams & Co. of Kingston, Pennsylvania. Mr. Bone is a graduate of King's College, and a licensed certified public accountant in Pennsylvania.

Board of Directors *(1 of 5)*

Name	Position	Occupation
Dominick L. DeNaples	Chairman	Dominick L. DeNaples is an Independent Director and Chairman of the Board of FNCB Bancorp, Inc. and FNCB Bank. Mr. DeNaples is Chairman of the Bank's Directors' Loan Committee. He has been a director of the Bank since 1987, and previously served as Vice Chairman of the Board of Directors of the Company and the Bank from December 2009 until he was elected Chairman in May 2010. Mr. DeNaples is President of Rail Realty Corporation, Vice President of DeNaples Auto Parts, Inc. and Vice President of Keystone Sanitary Landfill, Inc. Mr. DeNaples formerly served as Chairman of the Board of Lackawanna College and is currently Chairman of the Finance Committee and a member of the Board of Trustees of Lackawanna College. Mr. DeNaples is also Chairman of the Board and Finance of St. Joseph's Center and the St. Joseph's Foundation. Mr. DeNaples organized and was elected as a member of the Audit Committees of St. Joseph's Auxiliary, St. Joseph's Foundation and St. Joseph's Center. Mr. DeNaples serves on the Board of Geisinger Health Services, Hospice of the Sacred Heart, and also on the Advisory Board of Penn State University – Worthington Scranton. Mr. DeNaples formerly served as President of the Council and Chairman of Finance of the Northeastern Pennsylvania Council of Boy Scouts of America, and currently serves as a Board member. Mr. DeNaples also formerly served as Vice Chairman of the Board and Chairman of Finance of Scranton Preparatory School. Mr. DeNaples proudly served in the United States Army, Pennsylvania National Guard, and its elite Drill Team. Mr. DeNaples is a charter and Board member of Hospice of the Sacred Heart. Mr. DeNaples has been the recipient of numerous community and civic awards, including the Man of the Year Award of Lackawanna County and the Boy Scout of America's Silver Beaver Award and the Boy Scout of America's Annual Northeast Pennsylvania Distinguished Citizen Award. Mr. DeNaples' extensive business background and years of community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Louis A. DeNaples, Jr., MD	Vice Chairman	Louis A. DeNaples, Jr., MD is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since 2008. Dr. DeNaples also serves as Vice Chairman of the Board of FNCB Bancorp Inc. and the Bank since 2013. Dr. DeNaples serves as a member of the Company's Nominating and Governance, Audit, and Risk Management Committees, and is the Chairman of the Compensation Committee. Dr. DeNaples serves on the Boards of Goodwill Industries of Northeastern Pennsylvania and Scranton Preparatory School. Dr. DeNaples practices emergency medicine at Geisinger-Community Medical Center in Scranton. Dr. DeNaples' understanding of the medical industry and considerable community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Joseph A. Coccia	Secretary	Joseph Coccia is a Director of FNCB Bancorp, Inc. and FNCB Bank since July 1998. Mr. Coccia serves as Secretary of FNCB Bancorp, Inc. and the Bank since May 2015 and also serves as Chairman of the Company's Risk Management Committee. Mr. Coccia serves on the boards of AllOne Charities and NEPA Highmark. Mr. Coccia also served on the LMDA Board. Mr. Coccia is President of Coccia Ford, Inc. d/b/a Coccia Ford Lincoln, and President at Eastern Auto Exchange, Inc. Mr. Coccia's strong business background, knowledge of the automobile industry, and broad community involvement qualifies him to serve as a director of the Company and the Bank.

Board of Directors *(2 of 5)*

Name	Position	Occupation
William G. Bracey	Director	William G. Bracey is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since May 2014. Mr. Bracey serves as a member of the Company's Audit, Compensation, and Nominating and Governance Committees. Mr. Bracey owns and operates two ShopRite Supermarkets, one in Daleville, Pennsylvania, and one in Mount Pocono, Pennsylvania, as well as several retail businesses including an Ace Hardware Store, two NAPA Auto Parts Stores, two Hallmark Gold Crown Stores, and Plociniak Fuel Services. Mr. Bracey is an active member of several business and community organizations, including a current board member and past Chairman of the Pennsylvania Food Merchants, current board member of Johnson College, past board member and Chairman of Affiliated Foods, past board member and Co-Chairman of Associated Wholesale and past board member of Scranton Preparatory School. Mr. Bracey attended Keystone College. Mr. Bracey's 40 years of entrepreneurial and corporate management experience, a strong network of community relationships and partnerships and significant knowledge of the retail business climate in the region qualifies him to serve as a director of the Company and the Bank
Gerard A. Champi	Director	Gerard A. Champi was elected to the Board of Directors of FNCB Bancorp, Inc. and FNCB Bank on July 1, 2016. Mr. Champi serves as President and Chief Executive Officer. Mr. Champi is a member of the Bank's Directors' Loan Committee. Mr. Champi joined FNCB Bank in 1991 and has over 30 years banking experience. Mr. Champi is a 1982 graduate of Pennsylvania State University where he received a Bachelor of Science Degree in Accounting. Mr. Champi received his MBA from Wilkes University in 1989. Mr. Champi currently serves as President of the Northeastern Pennsylvania Council Boy Scouts of America; Lackawanna Blind Association board member; Saint Joseph's Center board member; Past President of the Greater Pittston Chamber of Commerce Board of Directors; Past President of the Luzerne County Community College Foundation Board of Directors. Mr. Champi is a Penn State Worthington Scranton Campus Advisory Board Member and a lifetime member of Pennsylvania State University Alumni Association.
Joseph L. DeNaples, Esq.	Director	Joseph L. DeNaples, Esquire is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since 2017. Mr. DeNaples also serves as a member of the Compensation and Nominating & Governance Committees. Mr. DeNaples is a partner at the law firm of Cipriani & Werner, PC. and is Senior Counsel and Director of Risk Management for Mount Airy Resort & Casino. Mr. DeNaples focuses his practice in banking, commercial litigation, real estate development, gaming law, lending and bankruptcy. Mr. DeNaples also serves as Solicitor for both the Lackawanna County Sheriff's Office and the County of Lackawanna Transit System Authority. Mr. DeNaples previously clerked for the Honorable Trish Corbett at the Lackawanna County Court of Common Pleas and for the Honorable Correale Stevens at the Pennsylvania Superior Court. Mr. DeNaples is admitted to practice in Pennsylvania, as well as the U.S. District Court for the Middle District of Pennsylvania and the U.S. Bankruptcy Court for the Middle District of Pennsylvania. Mr. DeNaples is a member of the Lackawanna County Bar Association. Mr. DeNaples currently serves on the board at the Northeastern Pennsylvania Council Boy Scouts of America and Saint Francis of Assisi Kitchen. Mr. DeNaples is also a member of the Columbus Day Association of Lackawanna County. Atty. DeNaples is a graduate of Scranton Preparatory School, the University of Scranton with a Bachelor of Arts in History and Villanova University School of Law with a Juris Doctor.

Board of Directors *(3 of 5)*

Name	Position	Occupation
Louis A. DeNaples Sr.	Director	Louis A. DeNaples is a Director of FNCB Bancorp, Inc. and FNCB Bank. Mr. DeNaples is a member of the Bank's Directors' Loan Committee. Mr. DeNaples has been a director of the Bank since 1972 and served as Chairman of the Board of Directors of the Bank from 1988 and the Company from 1998 until he took a leave of absence from involvement with the Bank and the Company in February 2008. Mr. DeNaples resigned as a director of the Company effective May 12, 2012. Mr. DeNaples returned from the leave of absence in December 2013 to serve as a director of the Bank. On May 21, 2014 Mr. DeNaples was elected to the Board of Directors of the Company. Mr. DeNaples is President of DeNaples Auto Parts, Inc., President of Keystone Landfill, Inc., and Vice President of Rail Realty Corporation. Mr. DeNaples serves on the boards of AllOne Foundation, AllOne Charities, AllOne Health Resources, Allied Services Foundation, and Scranton Preparatory School. Mr. DeNaples serves as a citizen member on the Community Advisory Board for Geisinger Commonwealth School of Medicine. Mr. DeNaples is a past Chairman of the University of Scranton Board Of Trustees. Mr. DeNaples' extensive business background and years of community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Vithalbhai D. Dhaduk, MD	Director	Vithalbhai D. Dhaduk, MD is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since 2017. Dr. Dhaduk also serves as a member of the Compensation and Director's Loan Committees. Dr. Dhaduk is the Head of Neurology at Professional Neurological Associates in Dickson City and serves as Assistant Professor of Neurology at the Geisinger Commonwealth School of Medicine. Dr. Dhaduk is also an experienced entrepreneur in the field of pharmaceutical biotechnology, with expertise in research & development, manufacturing and marketing of biotechnology. Dr. Dhaduk currently serves on a number of boards including Chairman of Dap Dhaduk 1-8; President and Chairman, Apicore LLC; Chairman, Caritas International Trading Inc.; President and Chairman, Caritas Real Estate Group; President and Chairman, Core Hospitality LLC; Chairman, Global Pharma Analytics; President and Chairman, Somahlution; President and Chairman, Star Real Estate LLC; President and Chairman, Core Pharma, LLC; and Chairman, Geo Natural Energy. Dr. Dhaduk is a graduate of M.P. Shah Medical College where he received Bachelor of Medicine and Bachelor of Surgery degrees. Dr. Dhaduk is a member of the Pennsylvania Medical Society, Lackawanna County Medical Society, American Medical Association, MS Society, Parkinson's Support Group, National Headache Foundation, Alzheimer's Support Group and Who's Who Registry. Dr. Dhaduk also serves as a cultural ambassador for Indian culture as chairman of Saurashtra Patel Cultural Samaj.

Board of Directors *(4 of 5)*

Name	Position	Occupation
Keith William Eckel	Director	Keith W. Eckel is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since 2014. Mr. Eckel also serves on the Company's Audit, Nominating and Governance, and Risk Management Committees, as well as the Bank's Directors' Loan Committee. Mr. Eckel is the sole owner and CEO of Fred W. Eckel Sons and serves as President of Eckel Farms, Inc. Mr. Eckel is a past Chairman and member of the Board of Allied Group Inc., a subsidiary of Nationwide Mutual Insurance Company, and is a past Board Chairman of Nationwide Mutual Insurance Company, a Fortune 100 insurance provider. Mr. Eckel previously served on the Board for International Food and Agricultural Development, which advises the U.S. Agency for International Development on agricultural priorities and issues. He is the former President of the Pennsylvania Farm Bureau. Mr. Eckel was also a member of the Board of Directors and Chairman of Gartmore Global Asset Management Trust, and he is an emeritus trustee of Pennsylvania State University. Mr. Eckel attended Keystone Junior College, Dickinson College and Penn State University. Mr. Eckel is highly knowledgeable in all aspects of agribusiness. Mr. Eckel's strong business background, extensive understanding of the insurance industry, and community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Kathleen McCarthy Lambert, CPA	Director	Kathleen McCarthy Lambert, CPA is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since 2017. Mrs. Lambert also serves as a member of the Company's Audit and Risk Management Committees. Mrs. Lambert is an owner of McCarthy Tire Service Company and subsidiaries where she serves as Chief Financial Officer and Corporate Secretary. Mrs. Lambert also currently serves on a number of boards including Vice Chairman of the Board, King's College; Chairman of the Board, Wilkes-Barre General Hospital; Chairman of the Board, Northeast Sight Services; Scranton Diocesan Finance Council, Beatrice Eck Foundation, and the Greater Wilkes-Barre Chamber of Business and Industry. In addition to her board memberships, she is actively involved in fundraising activities for numerous non-profit organizations, including the United Way, American Heart Association, St. Vincent DePaul Soup Kitchen, King's College, the Catholic Youth Center, Holy Redeemer High School, John Heinz Rehab, Big Brothers/Big Sisters and Volunteers in Medicine. Mrs. Lambert is a past recipient of the Athena Award and Top 25 Business Women in NEPA award. Mrs. Lambert is a graduate of King's College with a Bachelor of Science degree in Accounting and Business Administration and is a Certified Public Accountant.

Board of Directors *(5 of 5)*

Name	Position	Occupation
Thomas J. Melone, CPA	Director	Thomas J. Melone, CPA, is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since 2011. Mr. Melone serves as a member of the Company's Compensation and Nominating and Governance Committees, and is Chairman of the Audit Committee. Mr. Melone also serves on the Bank's Directors' Loan Committee. Mr. Melone is a partner in the Albert B. Melone Company Certified Public Accountants, a leading provider of accounting, tax and consulting services throughout the Northeastern Pennsylvania region. Mr. Melone leads the firm's Tax Preparation and Advisory Services line as well as its Small Business Advisory and Consulting Services business line. Additionally, Mr. Melone has extensive experience in the financial management of public school districts operating in the Commonwealth of Pennsylvania. Mr. Melone is an active member of several professional, business and community organizations including the American Institute of Certified Public Accountants (AICPA), Pennsylvania Institute of Certified Public Accountants (PICPA) and the Allied Services Board, specifically serving as Chairman of the Allied Services Institute of Rehabilitation Medicine and the John Heinz Institute of Rehabilitation Medicine, and as Vice Chairman of the Allied Services Foundation. Mr. Melone has previously served as an Advisory Board member for Landmark Community Bank. Mr. Melone is a 1980 graduate of King's College where he earned his Bachelor of Science degree in accounting. Mr. Melone's community involvement and extensive business and accounting background qualifies him to serve as a director of the Company and the Bank.
John P. Moses, Esq.	Director	John P. Moses, Esquire is an Independent Director of FNCB Bancorp, Inc. and FNCB Bank since 1999. Mr. Moses also serves as a member of the Company's Audit and Compensation Committees and is Chairman of the Nominating and Governance Committee. Mr. Moses has served as the Chairman of BlueCross of Northeastern Pennsylvania since 1997 and as an attorney in private practice since 1971, including as Of Counsel at the law firm of Cozen O'Connor since 2009. Mr. Moses has been a director of the Company and the Bank since 1999. During his career, he also has served as chair of the Northeast Pennsylvania Heart Association and as Chairman and President of the Board of Governors of St. Jude Children's Research Hospital ("St. Jude"), and as Chief Executive Officer for ALSAC, the fundraising arm of St. Jude. Mr. Moses also has had a distinguished career in public service, having served as a member of state commissions and as counsel to various state and local judicial, executive, legislative and administrative offices and non-profits. Mr. Moses has received numerous awards for his contributions in public service, business, the law and charitable causes, including the Ellis Island Medal of Honor. Mr. Moses serves on the boards of Villanova University School of Law and Highmark, Inc. Mr. Moses also serves as Chairman on the boards of AllOne Foundation, AllOne Charities and AllOne Health Resources. Mr. Moses previously served on the board of The Commonwealth Medical College (TCMC). Admitted to practice law in Pennsylvania and before the U.S. Supreme Court, Mr. Moses is a graduate of King's College and the Villanova University School of Law, and has received an honorary doctorate degree from Christian Brothers University. Atty. Moses' extensive corporate and legal background, his knowledge of the medical industry, and community and charitable involvement qualifies him to serve as a director of the Company and the Bank.

Q & A

Appendix

Historical Financials – Balance Sheet

(Dollars in Thousands)	Year-Ended December 31, 2014	2015	2016	2017	YTD 9/30/2018
Assets					
Cash and cash equivalents	$35,667	$21,083	$112,445	$37,746	$30,297
Total securities	224,523	265,123	279,720	293,140	292,997
Loans held for sale	603	683	596	1,095	938
Loans, net of net deferred costs and unearned income	669,267	730,716	731,279	770,643	864,316
Allowance for loan and lease losses	(11,520)	(8,790)	(8,419)	(9,034)	(9,827)
Net loans	658,350	722,609	723,456	762,704	855,427
Bank premises and equipment, net	11,003	11,193	10,784	10,388	13,895
Accrued interest receivable	2,075	2,475	2,757	3,234	4,061
Bank-owned life insurance	28,817	29,381	29,933	30,460	30,873
Other real estate owned	2,255	3,154	2,048	1,023	715
Other assets	7,339	35,600	34,456	23,610	22,857
Total Assets	**$970,029**	**$1,090,618**	**$1,195,599**	**$1,162,305**	**$1,251,122**
Liabilities					
Deposits:					
Demand (non-interest-bearing)	124,064	154,531	173,702	176,325	166,967
Interest-bearing	671,272	667,015	841,437	826,123	928,154
Total deposits	795,336	821,546	1,015,139	1,002,448	1,095,121
Borrowed funds:					
Federal Home Loan Bank of Pittsburgh advances	61,194	135,802	58,537	44,968	46,490
Subordinated debentures	25,000	14,000	10,000	5,000	5,000
Junior subordinated debentures	10,310	10,310	10,310	10,310	10,310
Total borrowed funds	96,504	160,112	78,847	60,278	61,800
Accrued interest payable	10,262	11,165	242	241	318
Other liabilities	16,529	11,617	11,000	10,147	7,306
Total liabilities	**$918,631**	**$1,004,440**	**$1,105,228**	**$1,073,114**	**$1,164,545**
Shareholders' Equity					
Preferred stock	-	-	-	-	-
Common stock	20,605	20,643	20,807	20,947	21,024
Additional paid-in capital	61,781	62,059	62,593	63,210	63,469
Retained earnings	(32,126)	3,714	8,531	6,779	10,965
Accumulated other comprehensive (loss) income	1,138	(238)	(1,560)	(1,745)	(8,881)
Total Shareholders' Equity	**$51,398**	**$86,178**	**$90,371**	**$89,191**	**$86,577**
Total Liabilities and shareholders' equity	**$970,029**	**$1,090,618**	**$1,195,599**	**$1,162,305**	**$1,251,122**

Source: S&P Market Intelligence

Historical Financials – Income Statement

(Dollars in Thousands)	Year-Ended December 31, 2014	2015	2016	2017	YTD 9/30/2018
Interest Income					
Interest and fees on loans	$26,629	$26,672	$28,223	$29,821	$26,820
Total interest and dividends on securities	5,973	5,483	6,492	7,847	6,495
Interest on interest-bearing deposits in other banks	71	46	33	180	52
Total Interest Income	**$32,673**	**$32,201**	**$34,748**	**$37,848**	**$33,367**
Interest Expense					
Interest on deposits	3,180	2,631	2,730	3,521	3,760
Interest on FHLB advances	450	514	595	599	1,774
Interest on subordinated debentures	2,281	1,450	625	380	171
Interest on junior subordinated debentures	236	206	247	300	292
Total Interest Expense	**$6,147**	**$4,801**	**$4,197**	**$4,800**	**$5,997**
Net Interest Income	**$26,526**	**$27,400**	**$30,551**	**$33,048**	**$27,370**
Provision for loan and lease losses	(5,869)	(1,345)	1,153	769	2,749
Net Interest Income After Provision	**$32,395**	**$28,745**	**$29,398**	**$32,279**	**$24,621**
Non-interest income					
Deposit service charges	$2,975	$2,960	$2,892	$2,903	$2,160
Net (loss) gain on the sale of securities	6,640	2,296	960	1,597	(38)
Net gain on the sale of mortgage loans held for sale	292	292	340	304	171
Net gain on the sale of SBA guaranteed loans	-	-	51	79	322
Net gain on the sale of other real estate owned	209	162	49	79	31
Loan-related fees	440	442	439	384	245
Income from bank-owned life insurance	650	564	552	527	413
Other non-interest income	3,714	1,084	920	1,352	1,064
Total non-interest income	**$14,920**	**$7,800**	**$6,203**	**$7,225**	**$4,368**
Non-interest expense					
Salaries and employee benefits	13,111	13,810	14,320	14,161	10,732
Occupancy expense	2,088	2,284	1,777	2,105	1,629
Equipment expense	1,471	1,657	1,732	1,815	936
Data processing expense	2,088	1,976	1,997	2,023	2,040
Regulatory assessments	1,801	950	729	686	648
Bank shares tax	522	705	836	800	767
Professional fees	3,366	1,451	1,323	1,084	733
Insurance expense	951	659	516	519	398
Other operating expenses	8,171	4,972	4,315	4,876	3,503
Total non-interest expense	**$33,569**	**$28,464**	**$27,545**	**$28,069**	**$21,386**
Income before income taxes	**$13,746**	**$8,081**	**$8,056**	**$11,435**	**$7,603**
Income tax expense	326	(27,759)	1,747	11,288	1,322
Net income	**$ 13,420**	**$ 35,840**	**$ 6,309**	**$ 147**	**$ 6,281**

Source: S&P Market Intelligence

GAAP to Non-GAAP Reconciliation

- Revenue, Non-Interest Expense and Pre-Tax, Pre-Provision Net Revenue

(dollars in thousands)	2017Q3	2017Q4	2018Q1	2018Q2	2018Q3	2018YTD
Total Revenue						
Net Interest Income (FTE)	$ 8,489	$ 8,977	$ 8,977	$ 9,353	$ 9,382	$ 27,712
Non-Interest Income	1,714	1,918	1,519	1,529	1,320	4,368
Less: Realized Gain/(Loss) on Securities	367	259	(19)	(11)	(8)	(38)
Total Operating Revenue	$ 9,836	$ 10,636	$ 10,515	$ 10,893	$ 10,710	$ 32,118
Total Non-Interest Expense						
Non-Interest Expense	$ 6,397	$ 7,804	$ 7,232	$ 6,966	$ 7,188	$ 21,386
Less: Non-Operating Adjustments	0	0	0	0	0	0
Total Operating Non-Interest Expense	$ 6,397	$ 7,804	$ 7,232	$ 6,966	$ 7,188	$ 21,386
Pre-Tax, Pre-Provision Net Revenue	$ 3,439	$ 2,832	$ 3,283	$ 3,927	$ 3,522	$ 10,732
Average Assets	1,129,888	1,162,459	1,176,054	1,221,403	1,246,116	1,214,781
PTPP ROAA	1.22%	0.97%	1.12%	1.29%	1.13%	1.18%